UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2022

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	440 Lincoln Street, Worcester, Massachusetts (Address of principal executive offices)	01653 (Zip Code)
(508) 855-1000 Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value	THG	New York Stock Exchange
7 5/8% Senior Debentures due 2025	THG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2022, the Board of Directors elected Francisco A. Aristeguieta to the Board of Directors of The Hanover Insurance Group, Inc. (the “Company”). Mr. Aristeguieta, 56, currently serves as a special adviser for State Street Corporation, a provider of financial services to institutional investors worldwide. Mr. Aristeguieta served as Chief Executive Officer of State Street Institutional Services from June 2020 to May 2022, and served as Executive Vice President and Chief Executive Officer of State Street International Business from July 2019 to June 2020. Before joining State Street in July 2019, Mr. Aristeguieta was Chief Executive Officer of Citigroup Asia Pacific, an international investment banking and financial services provider, from June 2015 to June 2019. Prior to that role, he served as Chief Executive Officer of Citigroup Latin America from January 2013 to June 2015 and before that he led Citigroup’s Global Transaction Services Group in Latin America, and served as vice chairman on the board of directors of Banco de Chile.

To balance our classes of directors, Mr. Aristeguieta will serve in the class of directors whose term expires at the Company’s 2023 annual meeting of shareholders. At this time, Mr. Aristeguieta has not been appointed to any of the Board’s standing committees. The Board has determined that Mr. Aristeguieta is independent under the New York Stock Exchange rules and under the Company’s Corporate Governance Guidelines, which can be found on the Company’s website at www.hanover.com.

Mr. Aristeguieta will receive the same compensation for his service on the Company’s Board of Directors as the Company’s other non-employee directors, as described in Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q that was filed with the Securities and Exchange Commission on August 1, 2019, but pro-rated to reflect that he was appointed mid-term.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc. (Registrant)

Date: June 13, 2022	By:	/s/ Dennis F. Kerrigan
Dennis F. Kerrigan
Executive Vice President, General Counsel and Assistant Secretary